UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2011

Item 1. Report to Stockholders.

ANNUAL REPORT
MARCH 31, 2011

Advised by NorthCoast Asset Management, LLC

WWW.NORTHCOASTAM.COM
(800) 558-9105

CAN SLIM® SELECT GROWTH FUND

Dear Fellow Investor,

John Keating: [Keating stands on his desk] Why do I stand up here? Anybody?
Dalton: To feel taller!
John Keating: No! [Dings a bell with his foot]
John Keating: Thank you for playing Mr. Dalton. I stand upon my desk to remind myself that we must constantly look at things in a different way.

– Scene from the movie, Dead Poets Society.

Perspective seems to have faded a bit in today’s market. The demand for news combined with the lightning quick delivery of it against a backdrop of an unforgettable bear market in 2008-2009 has created a very anxious investment climate. It feels like everyone is watching their back. Three and five percent changes in the market become critical and deterministic and positions taken by pundits are often polarizing and drastic.  It’s time for folks to take a break and stand on top of a desk and, along those lines, here are two things we hope our investors always see when they are standing tall:

1. Investment takes time. By definition, investment is the act of delaying the gratification of spending money today in the hope of garnering future profit. In our opinion, that future at a minimum should be three years off.  Money that may be called on before that time frame should be kept in cash or extremely conservative securities. Though everyone is focused on the next +/-3-5% in the markets, what really matters is the 100-200% that good investment strategies yield when given time.

2. No one knows the future. It’s easy to be swayed by an hour in front of CNBC or after reading Barrons on a lazy Saturday. Just remember that the following disclosure should accompany all pundit forecasts: ÒThe undersigned states that he has no real idea what’s going to happen in the future, and hereby declares that this prediction is merely a wild speculation and represents one potential outcome among the million in that spectrum.Ó If you don’t believe it, set your DVR to tape CNBC and review it in 1 week, 1 month, and 1 quarter later. It will make you smile. Once you let go of the notion of control, investing becomes easier.  You

CAN SLIM® SELECT GROWTH FUND

can manage but not direct market movement. That’s why Can Slim is a participatory strategy – it simply trends with the market, not trying to predict high and low points.

During the last year, the market, as always, surprised. In the face of global strife and our own domestic sluggishness, equities powered ahead. Though this bull market is two years old and feels mature, there are different ways to view its advance that alter one’s perspective. Can Slim, of course, will not take a bullish or bearish position based on hope or fear or think. It will simply continue to react to the market’s action (price and volume facts!) and leave the forecasting to others.

Following this fact-based discipline the CAN SLIM Select Growth Fund (CANGX) gained 21.17% compared to an advance of 15.65% in the broad average S&P 500® Index for the fiscal year April 1, 2010-March 31, 2011.

The Fund also closed the fiscal year March, 31, 2011 at approximately 70% invested.  After reducing stock market exposure to 54% by the end of June 2010 in reaction to the growing discomfort with Europe’s prospects, inflationary impact of China’s rapid growth, the U.S.’s financial reform bill, and the Gulf of Mexico oil spill, the Fund added positions to correspond with the fourth quarter rise in the market.  This rise was attributable to the announcement of the second round of Quantitative Easing by the Federal Reserve in late 2010.  This put growth stocks back in vogue.  In addition, healthcare companies included in the portfolio such as Edwards Lifesciences Corp. (EW), HMS Holdings Corp. (HMSY), and Valeant Pharmaceuticals (VRX), began outpacing broader averages, boosting the Fund’s performance.

Our investment program pursues these high-quality issues and attempts to purchase them at proper points. As it appears that market rotation has begun to favor growth once again, we will continue to methodically seek better than average opportunities for the Fund. Years of experience have shaped our fundamental belief that process, system and the rigorous adherence to time-tested investing rules will win over time. It has never been our role to predict how the market will respond to news but rather to react to what is actually happening along the way.

CAN SLIM® SELECT GROWTH FUND

Thank you for your business.  It is a privilege to serve shareholders as advisor to the Fund and look forward to a bright future together.

Sincerely,

Rick Semels
Senior Vice President, Northcoast Asset Management, LLC

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund invests in micro-, small-and medium-capitalization companies, which involve additional risks such as limited liquidity and great price volatility than large-capitalization companies. The Fund will experience portfolio turnover, which may result in adverse tax consequences to the Fund’s shareholders.  Because the Fund can invest in other investment companies your cost of investing in the Fund will be higher than your cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Investment performance reflects fee waivers. In the absence of fee waivers, total returns would be reduced.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of holdings, please refer to the Schedule of Investments in this report.  Current and future holdings are subject to risk.

Must be preceded or accompanied by a current prospectus.

The CAN SLIM Select Growth Fund is distributed by Quasar Distributors, LLC.

CAN SLIM® SELECT GROWTH FUND

SECTOR ALLOCATION
AT MARCH 31, 2011 (UNAUDITED)

*Cash equivalents and liabilities in excess of other assets.

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED MARCH 31, 2011 (UNAUDITED)

As a shareholder of the CAN SLIM® Select Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/10 – 3/31/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed

CAN SLIM® SELECT GROWTH FUND

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED MARCH 31, 2011 (UNAUDITED)
(CONTINUED)

fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are

CAN SLIM® SELECT GROWTH FUND

EXPENSE EXAMPLE
FOR THE SIX MONTHS ENDED MARCH 31, 2011 (UNAUDITED)
(CONTINUED)

meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/10	3/31/11	10/1/10 – 3/31/11*
Actual	$1,000	$1,209	$9.36

Hypothetical
(5% return
before expenses)	$1,000	$1,017	$8.55

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

CAN SLIM® SELECT GROWTH FUND

VALUE OF $10,000 VS S&P 500® INDEX

Average Annual Returns for the periods ended March 31, 2011

			Since
			Inception
	1 Year	3 Year	(9/26/05)
CAN SLIM® Select Growth Fund	21.17%	8.34%	4.28%
S&P 500® Index	15.65%	2.35%	3.74%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 26, 2005, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance and is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 800-558-9105 or visiting www.northcoastam.com.

On May 20, 2008, NorthCoast started managing the Fund.  Previous periods were managed by another investment advisor.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

CAN SLIM® SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
AT MARCH 31, 2011

Shares		Value
COMMON STOCKS: 71.5%

Administrative Services: 3.7%
48,172	Dice Holdings, Inc.*	$727,879
32,468	Kelly Services, Inc.*	704,880
38,348	Kforce, Inc.*	701,769
8,794	Portfolio Recovery Associates, Inc.*	748,633
		2,883,161
Asset Management: 0.9%
6,694	Affiliated Managers Group, Inc.*	732,123

Broadcasting: 0.5%
5,612	Liberty Media Corp.*	413,436

Chemical Manufacturing: 5.3%
5,539	Alexion Pharmaceuticals, Inc.*	546,589
7,623	E.I. du Pont de Nemours & Co.	419,036
20,348	Kraton Performance Polymers, Inc.*	778,311
43,415	Medicines Co.*	707,230
5,422	Perrigo Co.	431,158
10,166	United Therapeutics Corp.*	681,325
10,517	Valeant Pharmaceuticals International, Inc.	523,852
		4,087,501
Computer & Electronic Products: 8.9%
1,543	Apple, Inc.*	537,658
21,012	Aruba Networks, Inc.*	711,046
22,776	Cardtronics, Inc.*	463,492
22,070	EZchip Semiconductor Ltd.*	654,265
8,815	Fossil, Inc.*	825,525
13,740	Harman International Industries, Inc.*	643,307
6,308	Illumina, Inc.*	442,001
2,670	Mettler-Toledo International, Inc.*	459,240
18,239	TE Connectivity Ltd.	635,082
15,192	Teradata Corp.*	770,234
15,883	Trimble Navigation Ltd.*	802,727
		6,944,577

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
AT MARCH 31, 2011 (CONTINUED)

Shares		Value
COMMON STOCKS: 71.5% (Continued)

Credit Intermediation: 1.9%
15,405	Bank of the Ozarks, Inc.	$673,352
20,971	First Cash Financial Services, Inc.*	809,481
		1,482,833
Data Processing & Hosting Services: 1.8%
9,666	HMS Holdings Corp.*	791,162
13,552	Juniper Networks, Inc.*	570,268
		1,361,430
Electrical Equipment: 3.2%
17,392	Belden, Inc.	653,070
13,842	Franklin Electric Co., Inc.	639,500
20,803	iRobot Corp.*	684,211
5,675	Rockwell Automation, Inc.	537,139
		2,513,920
Fabricated Metal Products: 1.5%
16,136	EnPro Industries, Inc.*	586,060
7,250	Stanley Black & Decker, Inc.	555,350
		1,141,410
Food Manufacturing: 1.0%
14,367	Corn Products International, Inc.	744,498

Information Services: 2.8%
6,426	Baidu, Inc. - ADR*	885,567
16,225	IAC/InteractiveCorp.*	501,190
33,337	QuinStreet, Inc.*	757,750
		2,144,507
Insurance Carriers: 2.2%
10,393	AMERIGROUP Corp.*	667,750
16,296	HealthSpring, Inc.*	608,981
6,388	Humana, Inc.*	446,777
		1,723,508

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
AT MARCH 31, 2011 (CONTINUED)

Shares		Value
COMMON STOCKS: 71.5% (Continued)

Leather & Allied Products: 0.9%
19,506	Wolverine World Wide, Inc.	$727,184

Machinery: 4.4%
14,821	Actuant Corp.	429,809
13,578	CNH Global NV*	659,212
5,832	Cummins, Inc.	639,304
8,062	Dresser-Rand Group, Inc.*	432,284
5,114	FMC Technologies, Inc.*	483,171
13,154	Pall Corp.	757,802
		3,401,582
Medical Equipment: 1.5%
2,892	Alcon, Inc.	478,655
7,954	Edwards Lifesciences Corp.*	691,998
		1,170,653
Merchant Wholesalers: 3.1%
11,345	AmerisourceBergen Corp.	448,808
6,035	Polo Ralph Lauren Corp.	746,228
12,213	PriceSmart, Inc.	447,484
18,178	Williams-Sonoma, Inc.	736,209
		2,378,729
Mining: 1.7%
15,268	Allied Nevada Gold Corp.*	541,709
10,962	Peabody Energy Corp.	788,825
		1,330,534
Oil & Gas: 3.0%
7,586	Concho Resources, Inc.*	813,978
4,074	Core Laboratories NV	416,241
6,060	Pioneer Natural Resources Co.	617,635
11,259	Sunoco, Inc.	513,298
		2,361,152

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
AT MARCH 31, 2011 (CONTINUED)

Shares		Value
COMMON STOCKS: 71.5% (Continued)

Online Retailers: 2.3%
21,015	eBay, Inc.*	$652,306
2,025	Netflix, Inc.*	480,593
5,867	Sina Corp.*	628,004
		1,760,903
Paper Manufacturing: 0.8%
7,637	Clearwater Paper Corp.*	621,652

Primary Metal Manufacturing: 0.5%
2,695	Precision Castparts Corp.	396,650

Professional, Scientific & Technical Services: 5.5%
13,319	Accenture PLC	732,145
8,914	Cognizant Technology
	Solutions Corp. - Class A*	725,600
17,809	Focus Media Holding Ltd. - ADR*	546,202
6,000	MAXIMUS, Inc.	487,020
26,823	NetScout Systems, Inc.*	732,804
7,302	Syntel, Inc.	381,384
18,601	VeriSign, Inc.	673,542
		4,278,697
Rail Transportation: 1.3%
7,492	Canadian National Railway Co.	563,923
7,417	Genesee & Wyoming, Inc. - Class A*	431,669
		995,592
Rental & Leasing Services: 0.6%
11,936	Textainer Group Holdings Ltd.	443,542

Software & Publishing Industries: 6.4%
10,413	Autodesk, Inc.*	459,317
16,554	BroadSoft, Inc.*	788,301
20,329	CommVault Systems, Inc.*	810,720
61,755	Epicor Software Corp.*	683,628
10,046	Informatica Corp.*	524,703

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
AT MARCH 31, 2011 (CONTINUED)

Shares		Value
COMMON STOCKS: 71.5% (Continued)

Software & Publishing Industries: 6.4% (Continued)
13,259	Oracle Corp.	$442,453
12,344	SuccessFactors, Inc.*	482,527
48,859	Take-Two Interactive Software, Inc.*	750,963
		4,942,612
Textile Products: 0.6%
24,679	Interface, Inc.	456,315

Transportation Equipment Manufacturing: 3.8%
7,265	Autoliv, Inc.	539,281
9,796	Magna International, Inc.	469,326
16,094	Tenneco, Inc.*	683,190
7,151	TRW Automotive Holdings Corp.*	393,877
4,600	WABCO Holdings, Inc.*	283,544
9,144	Westinghouse Air Brake
	Technologies Corp.	620,238
		2,989,456
Transportation Services: 1.4%
6,255	C.H. Robinson Worldwide, Inc.	463,683
31,672	UTi Worldwide, Inc.	641,041
		1,104,724
TOTAL COMMON STOCKS
(Cost $44,853,579)		55,532,881

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS
AT MARCH 31, 2011 (CONTINUED)

Shares	Value
SHORT-TERM INVESTMENT: 27.6%

Money Market Fund: 27.6%
Federated U.S. Treasury Cash Reserves
21,405,494	Fund - Institutional Shares, 0.005%**	$21,405,494

TOTAL SHORT-TERM INVESTMENT
(Cost $21,405,494)	21,405,494

TOTAL INVESTMENTS IN SECURITIES: 99.1%
(Cost $66,259,073)	76,938,375
Other Assets in Excess of Liabilities: 0.9%	697,279
TOTAL NET ASSETS: 100.0%	$77,635,654

*	Non-income producing security.
**	7-day yield as of March 31, 2011.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
AT MARCH 31, 2011

ASSETS:
Investments in securities, at value
(Cost $66,259,073) (Note 2)	$76,938,375
Cash	2,129
Receivables:
Investments sold	919,692
Fund shares sold	2,211,097
Dividends and interest	9,004
Prepaid expenses	17,904
Total assets	80,098,201

LIABILITIES
Payables:
Investment securities purchased	2,281,114
Fund shares redeemed	37,048
Investment advisory fees, net	60,331
Administration fees	7,544
Custody fees	1,250
Distribution fees	42,102
Fund accounting fees	3,266
Transfer agent fees	3,861
Chief Compliance Officer fees	625
Other accrued expenses	25,406
Total liabilities	2,462,547
NET ASSETS	$77,635,654
Net asset value, offering price and redemption price
per share ($77,635,654/6,165,872 shares
outstanding; unlimited number of shares
authorized without par value)	$12.59

COMPONENTS OF NET ASSETS
Paid-in capital	$71,849,606
Accumulated net realized loss on investments	(4,893,254)
Net unrealized appreciation on investments	10,679,302
Net assets	$77,635,654

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME
Dividends (net of foreign
withholding tax of $11,627)	$305,715
Interest	366
Total investment income	306,081

EXPENSES (Note 3)
Investment advisory fees	526,246
Distribution fees	131,561
Administration fees	105,356
Transfer agent fees	47,135
Fund accounting fees	34,686
Registration fees	22,213
Audit fees	19,959
Reports to shareholders	12,274
Miscellaneous expense	11,643
Legal fees	7,944
Custody fees	7,250
Chief Compliance Officer fees	6,862
Trustee fees	3,685
Insurance expense	965
Total expenses	937,779
Less: fees waived	(43,977)
Net expenses	893,802
Net investment loss	(587,721)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments
and foreign currency transactions	6,706,464
Change in net unrealized appreciation on investments	5,264,627
Net realized and unrealized gain on
investments and foreign currency transactions	11,971,091
Net increase in net assets
resulting from operations	$11,383,370

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(587,721)	$(406,161)
Net realized gain on investments	6,706,464	1,218,828
Change in net unrealized
appreciation on investments	5,264,627	5,736,000
Net increase in net assets
resulting from operations	11,383,370	6,548,667

DISTRIBUTIONS TO SHAREHOLDERS
Net income	—	(28,073)
Total distributions to shareholders	—	(28,073)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	22,902,381	6,169,058
Total increase in net assets	34,285,751	12,689,652

NET ASSETS
Beginning of year	43,349,903	30,660,251
End of year	$77,635,654	$43,349,903
Accumulated net
investment income	$—	$26,495

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Value	Shares	Value
Shares sold	4,291,208	$48,130,874	3,668,433	$34,684,329
Shares issued
in reinvestment
of distributions	—	—	2,733	27,115
Shares
redeemed (b)	(2,298,533)	(25,228,493)	(3,060,516)	(28,542,386)
Net increase	1,992,675	$22,902,381	610,650	$6,169,058

(b)Net of redemption fees of $36,591 and $7,964, respectively.

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended March 31,
	2011	2010	2009	2008	2007
Net asset value,
beginning of year	$10.39	$8.61	$9.91	$9.70	$11.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.10)	(0.10)	0.00	(0.07)	(0.10)
Net realized and unrealized
gain (loss) on investments	2.31	1.89	(1.30)	0.28	(1.64)
Total from
investment operations	2.21	1.79	(1.30)	0.21	(1.74)

LESS DISTRIBUTIONS:
Net income	—	(0.01)	—	—	—
Paid in capital from
redemption fees (Note2)	(0.01)	0.00 **	0.00 **	0.00 **	0.02
Net asset value, end of year	$12.59	$10.39	$8.61	$9.91	$9.70
Total return	21.17%	20.78%	(13.12)%	2.16%	(15.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$77.6	$43.3	$30.7	$24.9	$44.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.78%	1.95%	2.18%	2.01%	1.81%
After fees waived and
expenses absorbed	1.70%	1.70%	1.70%	1.70%	1.70%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(1.20)%	(1.40)%	(0.52)%	(0.83)%	(0.78)%
After fees waived and
expenses absorbed	(1.12)%	(1.15)%	(0.04)%	(0.52)%	(0.67)%
Portfolio turnover rate	223%	225%	393%	226%	493%

**Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011

NOTE 1 – ORGANIZATION

The CAN SLIM® Select Growth Fund (the “Fund”), is a series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 26, 2005.

The investment objective of the Fund is long-term capital appreciation from investment in a combination of growth equity securities and cash equivalents.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

   Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

   Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

    the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2011, the Fund did not hold any fair valued securities.

   As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available. These inputs represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

   unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

   The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$55,532,881	$—	$—	$55,532,881
Short-Term
Investment	21,405,494	—	—	21,405,494
Total Investments
in Securities	$76,938,375	$—	$—	$76,938,375

    ^ See Schedule of Investments for industry breakout.

    There were no significant transfers into or out of Level 1 or 2 during the current period.

B. Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

    In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

    Net capital losses incurred after October 31 and within the taxable year, are deemed to arise on the first business day of each

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

    Fund’s next taxable year.  At March 31, 2011, the Fund had no post October losses.

    At March 31, 2011, the Fund had capital loss carryforwards of $4,890,124, which expire as follows:

Capital Loss Carryover	Expiration
$2,446,405	3/31/2015
$ 169,103	3/31/2017
$2,274,616	3/31/2018

   The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D. Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share is equal to the Fund’s net asset value per share. The fund charges a 2.00% redemption fee on shares held less than 30 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G. Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net assets per value per share.  For the year ended March 31, 2011 the Fund decreased accumulated net investment loss by $561,226, decreased accumulated net realized loss by $87,470 and decreased paid-in-capital by $648,696.  Net assets were not affected by the change.

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

I.  Subsequent events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J. New Accounting Pronouncement.  On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820); Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

NorthCoast Asset Management, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the fiscal year ended March 31, 2011, the Fund incurred $526,246 in investment advisory fees.

The Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 1.70% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended March 31, 2011, the Adviser waived $43,977 in fees for the Fund.

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after payment.  At March 31, 2011, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund that may be reimbursed was $249,476.  The Adviser may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2012	$115,382
March 31, 2013	$ 90,117
March 31, 2014	$ 43,977

The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”) is a wholly-owned subsidiary of U.S. Bancorp and serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund.  The administrator also prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund’s custodian, transfer agent and accountants, coordinates the preparation and payment of the Fund’s expenses, and reviews the Fund’s expense accruals.  For the year ended March 31, 2011, the Fund incurred $105,356 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2011, the Fund was allocated $6,862 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

may pay a fee to the Adviser, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended March 31, 2011, the Fund incurred $131,561 in distribution fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2011, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $99,438,092, and $97,313,038 respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2011.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2011 and the year ended March 31, 2010 was as follows:

	March 31, 2011	March 31, 2010
Distributions paid from:
Ordinary income	$—	$28,073
Long-term capital gain	—	—
	$—	$28,073

As of March 31, 2011, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments	$66,262,203
Gross unrealized appreciation	10,918,450
Gross unrealized depreciation	(242,278)
Net unrealized depreciation	10,676,172
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated loss	(4,890,124)
Total accumulated gain	$5,786,048

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

CAN SLIM® SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
AT MARCH 31, 2011 (CONTINUED)

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Fund a credit facility for the purpose of to be used for temporary or extraordinary purposes.  During the year ended March 31, 2011 the Fund did not draw on the line of credit and there were no loan payable balances for the Fund at March 31, 2011.

CAN SLIM® SELECT GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of
CAN SLIM Select Growth Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of CAN SLIM Select Growth Fund, a series of Professionally Managed Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CAN SLIM Select Growth Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 24, 2011

CAN SLIM® SELECT GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies, and policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (800) 558-9105.

The current Trustees and executive officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations and other directorships held for the past five years are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Birth	with the	of Time	During Past	Overseen	Directorships
Year and Address	Trust(1)	Served	Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee;
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

CAN SLIM® SELECT GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED), (CONTINUED)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Birth	with the	of Time	During Past	Overseen	Directorships
Year and Address	Trust(1)	Served	Five Years	by Trustees	Held

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant;		Foundation;
c/o U.S. Bancorp		Since	formerly, Chief		The Univ.
Fund Services, LLC		May 1991.	Executive Officer,		of Virginia
2020 E. Financial Way			Rockefeller Trust		Law School
Suite 100			Co., (prior thereto		Foundation.
Glendora, CA 91741			Senior Vice President),
and Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Former owner,	1	None.
(born 1938)		Term;	Golf Adventures,
c/o U.S. Bancorp		Since	LLC, (Vacation
Fund Services, LLC		May 1991.	Services); formerly,
2020 E. Financial Way			President and
Suite 100			Founder, National
Glendora, CA 91741			Investor Data Services,
Inc. (investment
related computer software).

CAN SLIM® SELECT GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED), (CONTINUED)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Birth	with the	of Time	During Past	Overseen	Directorships
Year and Address	Trust(1)	Served	Five Years	by Trustees	Held

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds;
2020 E. Financial Way			Investment Company		Trustee,
Suite 100			Administration, LLC		Managers
Glendora, CA 91741			(mutual fund		AMG Funds,
			administrator).		Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual
Funds.

Officers of the Trust

Robert M. Slotky	Chief	Indefinite	Senior Vice	Not	Not
(born 1947)	Compli-	Term;	President,	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	U.S. Bancorp
Fund Services, LLC	Officer	Sept. 2004.	Fund Services,
2020 E. Financial Way	Anti-	Indefinite	LLC since
Suite 100	Money	Term;	July 2001.
Glendora, CA 91741	Laun-	Since
	dering	Dec. 2005.
Officer

CAN SLIM® SELECT GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED), (CONTINUED)

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex(2)	Other
Name, Birth	with the	of Time	During Past	Overseen	Directorships
Year and Address	Trust(1)	Served	Five Years	by Trustees	Held

Eric W. Falkeis	President	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Chief Financial
Fund Services, LLC		January	Officer (and
615 East Michigan St.		2011.	other positions),
Milwaukee, WI 53202			U.S. Bancorp
Fund Services,
LLC, since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice	Not	Not
(born 1973)		Term;	President,	Applicable.	Applicable.
c/o U.S. Bancorp		Since	U.S. Bancorp
Fund Services, LLC		November	Fund Services,
615 East Michigan St.		2009.	LLC, since 2006;
Milwaukee, WI 53202			formerly, Manager,
Pricewaterhouse-
Coopers LLP
(1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President	Not	Not
(born 1968)		Term;	and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance
Fund Services, LLC		February	Officer, U.S.
2020 E. Financial Way		2008	Bancorp Fund
Suite 100			Services, LLC,
Glendora, CA 91741			since July 2007;
formerly Vice
President and
Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

CAN SLIM® SELECT GROWTH FUND

INFORMATION ABOUT PROXY VOTING
(UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (800) 558-9105. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (800) 558-9105.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS
(UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (800) 558-9105.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its web site at www.northcoastam.com within ten business days after calendar quarter end.

INFORMATION ABOUT THE FUND’S TRUSTEES
(UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Fund directors and is available without charge, upon request, by calling (800) 558-9105.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.northcoastam.com.

INFORMATION ABOUT HOUSEHOLDING
(UNAUDITED)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (800) 558-9105 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

CAN SLIM® SELECT GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

This page is not a part of the Annual Report.

Investment Adviser
NorthCoast Asset Management, LLC
6 Glenville Street
Greenwich, CT 06831
www.northcoastam.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant
and Fund Administration
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(800) 558-9105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

CAN SLIM® Select Growth Fund
Symbol – CANGX
CUSIP – 742935448

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The CAN SLIM Select Growth Fund

	FYE 3/31/2011	FYE 3/31/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The CAN SLIM Select Growth Fund

Non-Audit Related Fees	FYE 3/31/2011	FYE 3/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title       /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     May 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     May 25, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     May 26, 2011

* Print the name and title of each signing officer under his or her signature.